UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2026

Opendoor Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39253	30-1318214
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1295 West Washington Street, Suite 115
Tempe, AZ	85288
(Address of principal executive offices)	(Zip Code)

(480) 618-6760
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	OPEN	The Nasdaq Stock Market LLC
Series K Warrants, each whole warrant exercisable to purchase one share of common stock at an exercise price of $9.00 per warrant	OPENW	The Nasdaq Stock Market LLC
Series A Warrants, each whole warrant exercisable to purchase one share of common stock at an exercise price of $13.00 per warrant	OPENL	The Nasdaq Stock Market LLC
Series Z Warrants, each whole warrant exercisable to purchase one share of common stock at an exercise price of $17.00 per warrant	OPENZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 12, 2026, Opendoor Technologies Inc. (the “Company”) entered into separate, privately negotiated subscription agreements (the “Subscription Agreements”) with certain investors, pursuant to which the Company will issue $650 million aggregate principal amount of its 0.00% Convertible Senior Notes due 2030 (the “Notes”) to such investors (the “Transactions”), in each case, pursuant to exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder.

The Notes will be issued under an indenture (the “Indenture”), expected to be dated on or around August 19, 2026, between the Company and U.S. Bank Trust Company, National Association.

The Notes will be senior, unsecured obligations of the Company. The Notes will not bear regular interest, and the principal amount of the Notes will not accrete. The Notes will mature on August 15, 2030, unless earlier repurchased, redeemed or converted. Before February 15, 2030, noteholders will have the right to convert their Notes only upon the occurrence of certain events. From and including February 15, 2030, noteholders may convert their Notes at any time at their election until the close of business on the second scheduled trading day immediately before the maturity date. The Company will settle conversions by paying or delivering, as the case may be, cash, shares of its common stock or a combination of cash and shares of its common stock, at its election. The initial conversion rate is 212.2466 shares of common stock per $1,000 principal amount of Notes, which represents an initial conversion price of approximately $4.71 per share of common stock. Based on the initial conversion rate, 137,960,290 shares of common stock would be issued upon conversion of the Notes. The initial conversion price represents a premium of approximately 35% over the last reported sale price of $3.49 per share of the Company’s common stock on August 12, 2026. The conversion rate and conversion price will be subject to adjustment upon the occurrence of certain events.

Except in the case of a “Cleanup Redemption” (as defined below) the Company may not redeem the Notes prior to February 22, 2029. Notes will be redeemable, in whole or in part (subject to certain limitations), for cash at the Company’s option at any time, and from time to time, on a redemption date on or after February 22, 2029 and on or before the 36th scheduled trading day immediately before the maturity date, but only if the last reported sale price per share of the Company’s common stock exceeds 130% of the conversion price for a specified period of time and certain liquidity conditions have been satisfied. The redemption price will be equal to the principal amount of the Notes to be redeemed, plus accrued and unpaid special interest and additional interest, if any, to, but excluding, the redemption date. In addition, the Company may redeem for cash all, but not less than all, of the Notes, at any time on or before the 36th scheduled trading day immediately before the maturity date, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid special interest and additional interest, if any, to, but excluding, the redemption date if less than $75 million aggregate principal amount of the Notes remains outstanding and certain liquidity conditions have been satisfied (such redemption, a “Cleanup Redemption”).

Noteholders will have the right to require the Company to repurchase all or part of their Notes for cash, subject to certain conditions, in the event of certain fundamental changes (as defined in the Indenture), at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid special interest and additional interest, if any, to, but excluding, the relevant repurchase date.

In connection with the Transactions, the Company intends to repurchase approximately $158 million of shares of its common stock from certain participants in the Transactions through a financial intermediary at the last reported sale price of the common stock on August 12, 2026, and the Company has been advised that J. Wood Capital Advisors LLC (“JWCA”), the placement agent for the Transactions, intends to purchase approximately $25 million of shares of the Company’s common stock from certain participants in the Transactions through a financial intermediary at a discount to the last reported sale price of the common stock on August 12, 2026. The Company and JWCA have also each agreed not to issue or sell such shares of common stock for 30 days. Such concurrent repurchases by the Company and purchases by JWCA of the Company’s common stock could increase (or reduce the size of any decrease in) the market price of the Company’s common stock or the Notes.

In connection with the Transactions, the Company entered into privately negotiated capped call transactions (the “capped call transactions”) with certain financial institutions (the “option counterparties”). The capped call transactions cover, subject to certain customary adjustments, the number of shares of the Company’s common stock that will initially underlie the Notes.

The cap price of the capped call transactions is initially $6.98 per share of the Company’s common stock, which represents a 100% premium over the closing price of the Company’s common stock on August 12, 2026, and is subject to certain adjustments under the terms of the capped call transactions.

The capped call transactions are expected generally to reduce the potential dilution to the Company’s common stock upon any conversion of the Notes and/or offset any potential cash payments the Company is required to make in excess of the principal amount of converted Notes, as the case may be, upon conversion of the Notes. If, however, the market price per share of the Company’s common stock, as measured under the terms of the capped call transactions, exceeds the cap price of the capped call transactions, there would nevertheless be dilution and/or there would not be an offset of such potential cash payments, in each case, to the extent that such market price exceeds the cap price of the capped call transactions.

In connection with establishing their initial hedge positions with respect to the capped call transactions, the option counterparties and/or their respective affiliates expect to enter into various derivative transactions with respect to the Company’s common stock and/or purchase shares of its common stock concurrently with or shortly after the Company’s entry into the Transactions. This activity could increase (or reduce the size of any decrease in) the market price of the Company’s common stock or the Notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivative transactions with respect to the Company’s common stock and/or purchasing or selling the Company’s common stock or other securities of the Company in secondary market transactions following the Company’s entry into the Transactions and prior to the maturity of the Notes (and are likely to do so following any conversion of the Notes, any repurchase of the Notes by the Company on any fundamental change repurchase date, any redemption date or any other date on which the Notes are retired by the Company, in each case, if the Company exercises its option to terminate the relevant portion of the capped call transactions). This activity could also cause or avoid an increase or a decrease in the market price of the Company’s common stock or the Notes, which could affect the ability of noteholders to convert their Notes, and, to the extent the activity occurs during any observation period related to a conversion of Notes, it could affect the amount and value of the consideration that noteholders will receive upon conversion of the Notes.

The Company expects that the gross proceeds from the Transactions will be $650 million, excluding offering fees and transaction expenses. The Company intends to use approximately $52.5 million of the proceeds from the Transactions to fund the cost of entering the capped call transactions and approximately $158.0 million to repurchase approximately 45.3 million shares of its common stock. The Company intends to use the remainder of the proceeds from the Transactions for general corporate purposes. The Transactions and the capped call transactions are expected to close concurrently on or about August 19, 2026, subject to customary closing conditions.

A copy of the Form of Subscription Agreement and a copy of the Form of Capped Call Confirmation are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. Each of the foregoing descriptions of the Form of Subscription Agreement and the Form of Capped Call Confirmation is qualified in its entirety by reference to the applicable exhibit.

This Current Report on Form 8-K does not constitute an offer to sell, nor is it a solicitation of an offer to buy, the Notes or the Company’s common stock, nor shall there be any sale of the Notes or the Company’s common stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state or any jurisdiction.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The offer and sale of the Notes and the common stock of the Company issuable upon conversion, if any, have not been registered under the Securities Act or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements. The Notes were offered in a private placement in reliance on Section 4(a)(2) of the Securities Act. The issuance of common stock upon conversion, if any, is expected to be exempt from registration pursuant to Section 3(a)(9) of the Securities Act as involving an exchange by the Company exclusively with its security holders.

Item 7.01	Regulation FD Disclosure

On August 13, 2026, the Company issued a press release announcing the Transactions and the capped call transactions. A copy of the press release announcing the Transactions and the capped call transactions is attached hereto as Exhibit 99.1.

The information contained in Item 7.01 of this Current Report (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking, including statements regarding proceeds from the Transactions, use of proceeds from the Transactions, anticipated closing of the Transactions and effects of entering into the capped call transactions described above. These forward-looking statements generally are identified by the words “anticipate”, “believe”, “contemplate”, “continue”, “could”, “estimate”, “expect”, “forecast”, “future”, “guidance”, “intend”, “may”, “might”, “opportunity”, “outlook”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “strategy”, “strive”, “target”, “vision”, “will”, or “would”, any negative of these words or other similar terms or expressions. The absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. The factors that could cause or contribute to actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K include but are not limited to: our ability to consummate the Transactions; risks related to our indebtedness; the current and future health and stability of the economy, financial conditions and residential housing market, including any extended downturns or slowdowns; changes in general economic and financial conditions (including federal monetary policy, the imposition of tariffs and price or exchange controls, interest rates, inflation, actual or anticipated recession, home price fluctuations, and housing inventory), as well as the probability of such changes occurring, that may impact demand for our products and services, lower our profitability or reduce our access to future financings; actual or anticipated fluctuations in our financial condition and results of operations; changes in projected operational and financial results; and our real estate assets and increased competition in the U.S. residential real estate industry; our ability to operate and grow our core business products, including the ability to obtain sufficient financing and resell purchased homes. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 19, 2026, as updated by the Company’s Quarterly Reports on Form 10-Q and other filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. We do not give any assurance that we will achieve our expectations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Subscription Agreement.
10.2	Form of Capped Call Confirmation.
99.1	Press Release, dated August 13, 2026.
104	Cover Page Interactive Data File (Cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opendoor Technologies Inc.

Date: August 13, 2026	By:	/s/ Christy Schwartz
	Name:	Christy Schwartz
	Title:	Chief Financial Officer